Exhibit 10.5

FIRST AMENDMENT TO LEASE AGREEMENT

THIS FIRST AMENDMENT TO LEASE AGREEMENT (the “First Amendment”) is entered into this 12 day of March, 2020, by and between 44 WEST GAY LLC, a Pennsylvania limited liability company (the “Landlord”) and VERRICA PHARMACEUTICALS INC., a Delaware corporation (the “Tenant”).

WITNESSETH:

A.Landlord and Tenant are parties to that certain Lease Agreement dated July 1, 2019 (the “Lease”), pursuant to which Landlord leased to Tenant, and Tenant accepted from Landlord, certain premises consisting of approximately 5,829 rentable square feet of space known as Suite Number 400 (the “Original Premises”) located on the fourth floor of the building (the “Building”), along with common areas, located at 44 West Gay Street, West Chester, Pennsylvania, as more particularly described in the Lease.

B.Landlord and Tenant now desire to amend the Lease to expand the Original Premises to include approximately 5,372 rentable square feet of space (the “Additional Premises”) located on the fourth floor of the Building, which Additional Premises is depicted on Exhibit “A” attached hereto, so that the premises shall consist of approximately 11,201 rentable square feet of space (the “Premises”), upon the terms and conditions as hereinafter set forth.

NOW, THEREFORE, in consideration of the covenants and conditions set forth herein, the parties hereto, intending to be legally bound, hereby agree that the Lease is hereby amended and supplemented as follows:

1.RECITALS/DEFINITIONS.  The above recitals are true and correct and are hereby incorporated into this First Amendment as if set forth herein at length.  Any and all capitalized terms not defined herein shall have the definitions set forth in the Lease.

2.ADDITIONAL PREMISES.  Effective as of the date on which Landlord delivers to Tenant possession of the Additional Premises with the Landlord’s Additional Premises Work (hereinafter defined) substantially complete (the “Effective Date”), Landlord hereby leases to Tenant, and Tenant hereby accepts from Landlord, the Additional Premises to be used by Tenant solely for the uses permitted in Section 1 of the Lease.  All terms and conditions of the Lease (as amended hereby) shall apply to the Additional Premises except: (w) as specifically set forth herein; (x) the Base Rent with respect to the Additional Premises shall be as set forth in Section 4 of this First Amendment; (y) Tenant’s Proportionate Share of Operating Expenses, additional rent, and all other figures in the Lease affected by the addition of such rentable square feet of space to the Premises shall be adjusted accordingly; and (z) Tenant shall not be entitled to any allowances, credits, options or other concessions with respect to the Additional Premises except as specifically set forth in this First Amendment.  From and after the Effective Date, all references in the Lease to the “Premises” shall be deemed to include both the Original Premises and the Additional Premises.

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3.TERM.  The initial term of the Lease for the Additional Premises shall commence on the Effective Date and shall expire on May 31, 2027 (the “New Expiration Date”), unless otherwise terminated or extended in accordance with the provisions set forth in the Lease.  The initial term of the Lease for the Original Premises shall likewise be extended to expire on the New Expiration Date.

4.BASE RENT.  Commencing on the Effective Date, with respect to the Original Premises, Section 1 of the Lease is hereby amended as set forth herein.  Tenant shall pay to Landlord an annual Base Rent for both the Original Premises and the Additional Premises as follows:

Period	Base Rent	Monthly Installment
Effective Date – 12/31/2020*	$87,435.00	$14,572.50
1/1/2021 – 5/31/2021	$168,015.00	$28,002.50
6/1/2021 – 5/31/2022	$341,630.50	$28,469.21
6/1/2022 – 5/31/2023	$347,231.00	$28,935.92
6/1/2023 – 5/31/2024	$352,831.50	$29,402.63
6/1/2024 – 5/31/2025	$358,432.00	$29,869.33
6/1/2025 – 5/31/2026	$364,032.50	$30,336.04
6/1/2027 – 5/31/2027	$369,633.00	$30,802.75
Extension Period	Base Rent	Monthly Installment
6/1/2027 – 5/31/2028	$375,233.50	$31,269.46
6/1/2028 – 5/31/2029	$380,834.00	$31,736.17
6/1/2029 – 5/31/2030	$386,434.50	$32,202.88
6/1/2030 – 5/31/2031	$392,035.00	$32,669.58
6/1/2031 – 5/31/2032	$397,635.50	$33,136.29

*In the foregoing Base Rent chart, the Base Rent from the Effective Date through December 31, 2020 is based on the rentable square footage of the Original Premises only.

5.TENANT’S PROPORTIONATE SHARE.  Commencing on the Effective Date (but subject to Section 6 of this First Amendment), Section 1 of the Lease is hereby amended so that Tenant’s Proportionate Share shall be 33.33%, which is determined by diving the rentable square footage of the Premises (11,201) by the rentable square footage of all office spaces in the Building, excluding the basement and all retail space (33,603).

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6.ADDITIONAL RENT.  Subject to the terms of this Section 6, Tenant shall continue to be responsible for and shall pay to Landlord, as and when due, any and all charges due under the Lease, including, without limitation, Tenant’s Proportionate Share of Operating Expenses, which, as of January 1, 2021, shall be increased to take into account the square footage of the Additional Premises.  To clarify the immediately preceding sentence, commencing on the Effective Date and expiring on December 31, 2020, Tenant shall not be obligated to pay any Operating Expenses for the Additional Premises, provided, however, during such period:  (i) Tenant shall remain obligated to pay Tenant’s Proportionate Share of Operating Expenses for the Original Premises; and (ii) Tenant shall be obligated to pay for all utilities consumed within the Additional Premises and for the cost of janitorial services to the Additional Premises.  Commencing on January 1, 2021, and through the New Expiration Date, Tenant shall pay its Proportionate Share of Operating Expenses for both the Original Premises and the Additional Premises.

7.LANDLORD’S ADDITIONAL PREMISES WORK.  Subject to the Tenant Allowance (hereinafter defined), prior to the Effective Date, Landlord shall construct the work required to be performed in the interior of the Additional Premises as set forth on Exhibit “B” attached hereto (the "Landlord’s Additional Premises Work") in accordance with Tenant’s Additional Premises Work Plans (hereinafter defined).  Except for Landlord’s Additional Premises Work (and Landlord’s Work as set forth in Section 3 of the Lease), Landlord shall not be obligated to perform any improvements to the Premises or to or for the benefit of Tenant, and except as expressly set forth in the Lease, as amended hereby, Landlord makes no representations or warranties regarding the Additional Premises or Landlord’s Additional Premises Work, express or implied, including, any warranty of habitability, merchantability, or fitness for a particular use.  Promptly following full execution of this First Amendment, Tenant shall deliver to Landlord, for Landlord’s approval, plans and specifications depicting Landlord’s Additional Premises Work prepared by a licensed architect (“Tenant’s Additional Premises Work Plans”), which work shall not affect the structure or exterior of the Building or any building systems.  Landlord shall secure and pay for all permits and fees, licenses and inspections necessary for the proper execution and completion of Landlord’s Additional Premises Work the cost of which shall be included in Costs (hereinafter defined).  Landlord shall use commercially reasonable efforts to cause Landlord’s Additional Premises Work to be substantially completed on or before the Additional Premises Estimated Delivery Date, subject to extension for any time lost by Landlord due to Force Majeure and/or Tenant Delay.

8.TENANT ALLOWANCE FOR ADDITIONAL PREMISES.  Landlord shall construct Landlord’s Additional Premises Work pursuant to Tenant’s Additional Premises Work Plans, as approved by Landlord, but in no event shall Landlord be obligated to incur Costs to construct Landlord’s Additional Premises Work in excess of $55.00 per square foot of the Additional Premises, which amount equals $295,460.00 (the “Additional Premises Allowance” and, together with the “Allowance” set forth in Section 1 of the Lease, the “Improvement Allowance”).  Tenant shall be responsible for all Costs in excess of the Additional Premises Allowance.  “Costs” shall mean all “hard” and “soft” costs to construct Landlord’s Additional Premises Work.  “Hard” costs shall include the actual costs of labor and materials in the construction of Landlord’s Additional Premises Work, including contractor profit, overhead and

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general conditions. “Soft” costs shall include all costs other than “hard” costs, including, without limitation, design, engineering and architect’s fees, project management fees (not to exceed 3% of total Costs), permit fees and inspection fees.  Landlord shall bid the final construction drawings for Landlord’s Additional Premises Work and shall deliver to Tenant an estimate of the Costs based upon the bid selected by Landlord and such other information as Landlord considers relevant in determining the total Costs.  If the Costs are estimated to exceed the Additional Premises Allowance, Tenant shall pay to Landlord within ten (10) days after receipt of such estimate the difference between the Costs and the budgeted amount of the Costs (the “Excess”).  Upon completion of Landlord’s Additional Premises Work, Landlord shall submit to Tenant a statement of the actual Costs incurred by Landlord.  If the actual Costs exceed the Additional Premises Allowance and the Excess paid to Landlord, Tenant shall pay such additional amount to Landlord within ten (10) days after receipt of such statement.  If the actual Costs exceed the Additional Premises Allowance, but are less than the Additional Premises Allowance and the Excess, Landlord shall refund the difference to Tenant with such statement.  If the actual Costs are less than the Additional Premises Allowance, Landlord shall credit any excess to Tenant for moving expenses and costs for furniture, fixtures and equipment actually incurred by Tenant, and any additional excess shall be credited against Base Rent.  If Tenant requests, and Landlord approves, any changes to Tenant’s Additional Premises Work Plans, Tenant shall be responsible for one hundred percent (100%) of the costs to implement such change, including any costs resulting from delays in Landlord’s Additional Premises Work, and Tenant shall pay such excess Costs to Landlord as a condition to Landlord’s obligation to construct such change.  The funds of Additional Premises Allowance may for all purposes be comingled with the funds of the Allowance.

9.OPTION TO EXTEND LEASE TERM.  The renewal options set forth in Section 1 of the Lease remain in full force and effect.

10.RIGHT OF FIRST OFFER.  The Right of First Offer set forth in Section 1 of the Lease is hereby deleted in its entirety and shall be of no further force or effect.

11.SECURITY DEPOSIT.  Landlord acknowledges receipt of the Security Deposit in the amount of Nineteen Thousand Three Hundred Ninety-One and 14/100 Dollars ($19,391.14), it being acknowledged that Landlord shall continue to hold the Security Deposit pursuant to the terms of the Lease.

12.CONFESSION OF JUDGMENT.  The confession of judgment set forth in Section 35 of the Lease is hereby restated in its entirety as follows:

(A)	INTENTIONALLY OMITTED

(B)

TENANT HEREBY AUTHORIZES AND EMPOWERS THE PROTHONOTARY, CLERK OF COURT OR ANY ATTORNEY OF ANY COURT OF RECORD IN THIS COMMONWEALTH OR ELSEWHERE TO APPEAR FOR TENANT UPON OR AFTER THE EXPIRATION OF THE TERM OF THIS LEASE, AS AMENDED, (OR ANY EXTENSION OR RENEWAL THEREOF), OR UPON OR AFTER THIS LEASE, AS AMENDED,

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HAS TERMINATED ON ACCOUNT OF ANY EVENT OF DEFAULT ON THE PART OF TENANT HEREUNDER, TO APPEAR AS ATTORNEY FOR TENANT AS WELL AS FOR ALL PERSONS CLAIMING BY, THROUGH OR UNDER TENANT, AND THEREIN TO CONFESS JUDGMENT IN EJECTMENT FOR POSSESSION OF THE PREMISES HEREIN DESCRIBED, FOR WHICH THIS LEASE, AS AMENDED, AND THE APPOINTMENTS HEREIN SHALL BE SUFFICIENT WARRANT; THEREUPON, IF LANDLORD SO DESIRES, AN APPROPRIATE WRIT OF POSSESSION MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OR PROCEEDING WHATSOEVER, AND PROVIDED THAT IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED IT SHALL BE DETERMINED THAT POSSESSION OF THE PREMISES SHOULD REMAIN IN OR BE RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT FOR THE SAME DEFAULT AND UPON ANY SUBSEQUENT EVENT OR EVENTS OF DEFAULT, OR UPON THE TERMINATION OF THIS LEASE, AS AMENDED, OR OF TENANT’S RIGHT OF POSSESSION AS HEREINBEFORE SET FORTH, TO BRING ONE OR MORE FURTHER ACTIONS AS HEREINBEFORE SET FORTH TO RECOVER POSSESSION OF THE PREMISES AND TO CONFESS JUDGMENT (FOR THE RECOVERY OF POSSESSION OF THE  PREMISES BY LANDLORD AS HEREINBEFORE PROVIDED.  THE FOREGOING WARRANT SHALL NOT BE EXHAUSTED BY ANY ONE EXERCISE THEREOF BUT SHALL BE EXERCISABLE FROM TIME TO TIME AND AS OFTEN AS THERE IS ANY ONE OR MORE EVENTS OF DEFAULT OR WHENEVER THIS LEASE, AS AMENDED, AND THE TERM OR ANY EXTENSION OR RENEWAL THEREOF SHALL HAVE EXPIRED, OR TERMINATED ON ACCOUNT OF ANY EVENT OF DEFAULT BY TENANT HEREUNDER. THE TENANT AGREES THAT THE POWER TO CONFESS JUDGMENT GRANTED BY THIS PARAGRAPH IS COUPLED WITH AN INTEREST, AND IS THEREFORE IRREVOCABLE.

IN ANY SUCH ACTION, A TRUE COPY OF THIS LEASE, AS AMENDED, SHALL BE SUFFICIENT WARRANT, AND IT SHALL NOT BE NECESSARY TO FILE THE ORIGINAL AS A WARRANT OF ATTORNEY, ANY RULE OF COURT, CUSTOM OR PRACTICE TO THE CONTRARY NOTWITHSTANDING.

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TENANT ACKNOWLEDGES AND AGREES THAT THIS LEASE, AS AMENDED, CONTAINS PROVISIONS UNDER WHICH LANDLORD MAY ENTER JUDGMENT BY CONFESSION AGAINST TENANT.  BEING FULLY AWARE OF TENANT’S RIGHTS TO PRIOR NOTICE AND A HEARING ON THE VALIDITY OF ANY JUDGMENT OR OTHER CLAIMS THAT MAY BE ASSERTED AGAINST TENANT BY LANDLORD HEREUNDER BEFORE JUDGMENT IS ENTERED, TENANT HEREBY FREELY, KNOWINGLY AND INTELLIGENTLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO LANDLORD’S ENTERING JUDGMENT AGAINST TENANT BY CONFESSION PURSUANT TO THE TERMS OF THIS LEASE, AS AMENDED.

(C)

TENANT ALSO ACKNOWLEDGES AND AGREES THAT THIS LEASE, AS AMENDED, CONTAINS PROVISIONS UNDER WHICH LANDLORD MAY, AFTER ENTRY OF JUDGMENT AND WITHOUT EITHER NOTICE OR A HEARING, FORECLOSE UPON, ATTACH, LEVY OR OTHERWISE SEIZE PROPERTY (REAL OR PERSONAL) OF THE UNDERSIGNED IN FULL OR PARTIAL PAYMENT OR OTHER SATISFACTION OF THE JUDGMENT.  BEING FULLY AWARE OF TENANT’S RIGHTS AFTER JUDGMENT IS ENTERED (INCLUDING THE RIGHT TO MOVE OR PETITION TO OPEN OR STRIKE THE JUDGMENT), THE UNDERSIGNED HEREBY FREELY, KNOWINGLY AND INTELLIGENTLY WAIVES THESE RIGHTS AND EXPRESSLY AGREES AND CONSENTS TO LANDLORD’S TAKING SUCH ACTIONS AS MAY BE PERMITTED UNDER APPLICABLE STATE AND FEDERAL LAW, AND ACKNOWLEDGES THAT THE LANDLORD MAY CAUSE PROPERTY OF THE TENANT TO BE SEIZED AND SOLD WITHOUT PRIOR NOTICE TO TENANT. WITHOUT LIMITING THE FOREGOING, TENANT SPECIFICALLY WAIVES THE NOTICES AND NOTICE REQUIREMENTS OF RULES 2956.1, 2958.1, 2958.2, 2958.3, 2973.1, 2973.2, AND 2973.3.

VERRICA PHARMACEUTICALS, INC.

Witness:	/s/ Christopher G Hayes	By:	/s/ ted white
Name:	Christopher G Hayes	Name:	Ted White
		Title:	CEO

13.BROKERAGE COMMISSIONS. Each party represents and warrants to the other that it has not entered into any agreement or incurred or created any obligation which might require the other party to pay any broker's commission, finder's fee or other commission or fee relating to the leasing of the Additional Premises.  Each party shall indemnify, defend and hold harmless the other party and its respective officers, directors, shareholders, agents and employees from and against all claims for any such commissions or fees made by anyone claiming by or through the indemnifying party.

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14.ENTIRE AGREEMENT/RATIFICATION.  This First Amendment represents the entire understanding of the parties with respect to the subject matter hereof, and the Lease as hereby amended remains in full force and effect and may not be modified further except in writing executed by the parties to be bound thereby.  Unless expressly modified herein, the terms and conditions of the Lease shall continue in full force and effect, and the parties hereby confirm and ratify the same.

15.MISCELLANEOUS.  This First Amendment shall be binding upon and shall inure to the benefit of the parties and their permitted successors and assigns.

16.COUNTERPARTS.  This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.  The transmission of a signed counterpart of this First Amendment by facsimile or by portable document file (“PDF”) shall have the same force and effect as the delivery of an original signed counterpart of this First Amendment and shall constitute valid and effective delivery for all purposes.

- SIGNATURE PAGE TO FOLLOW -

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IN WITNESS WHEREOF, the parties have executed this First Amendment on the date first written above.

LANDLORD:

44 WEST GAY LLC,
a Pennsylvania limited liability company

Witness:		By:	/s/ Eli A. Kahn
Eli A. Kahn, Member

TENANT:

VERRICA PHARMACEUTICALS, INC.,
a Delaware corporation

Witness:	/s/ Christopher G Hayes	By:	/s/ ted white
	Christopher G Hayes	Name:	Ted White
		Title:	CEO

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EXHIBIT “A”

ADDITIONAL PREMISES

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EXHIBIT “B”

LANDLORD’S ADDITIONAL PREMISES WORK

See attached

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